Exhibit 99.1

Q3 2013 Conference Call November 11, 2013

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

Agenda John Peeler Introduction and Q3 2013 Highlights David Glass Accounting Review Summary 2012 and 9M 2013 Results Q3 2013 Results and Outlook John Peeler Market and Business Update ALD Opportunity Go Forward Plan

Introduction and Q3 2013 Highlights

Select Q3 2013 Highlights Bookings up 8% sequentially to ~$92M Cash and Short Term Investments ~$570M Revenues up 2% sequentially to $99M MOCVD $67M (+28%) MBE $7M (+12%) Data Storage $18M (-33%) Strong balance sheet Weak business conditions persist

Accounting Review and Financial Highlights

Accounting Review Highlights Errors in reported revenue and warranty were not material, individually or in the aggregate. Review is complete and no restatement is required: all major issues of accounting principle and application of GAAP have been addressed, analyzed and documented. 100+ multiple element arrangements reviewed; covering >$1.8B of revenue. Have completed an accurate and thorough review of our historical financials.

2012 Financial Highlights 2012 2011 % Change Revenue $516M $979M -47% GM 42% 48% 6 bps OPEX $178M $198M -10% Net income from continuing operations $27M $191M -86% Adjusted EBITA $61M $296M -79% Non-GAAP EPS $1.07 $5.01 -79%

2013 Financial Highlights Q1 2013 Q2 2013 Q3 2013 Revenues $62M $97M $99M Gross Margin 37% 36% 31% OPEX $42M $41M $40M Adjusted EBITA ($16M) ($2M) ($5M) Non-GAAP EPS ($0.19) ($0.03) ($0.08) 9M 2013 9M 2012 $258M $409M 34% 43% $124M $133M ($23M) $60M ($0.30) $1.16 2013 OPEX includes $3-4M quarterly expenses related to accounting review

Q3 2013 Revenue Highlights Total Revenue: $99M LED & Solar ~$75M MOCVD $68M; flat sequentially MBE at $7M ($M) Q3 ‘13 Q2 ‘13 Adj EBITA ($1.7M) $3.1M ($M) Q3 ‘13 Q2 ‘13 Adj EBITA $2.1M ($.1M) Data Storage ~$24M Data Storage up 13% sequentially

Q3 2013 Bookings Highlights Total Bookings: $92M LED & Solar ~$74M MOCVD at $67M; up 28% sequentially but still at “trough” levels MBE $7M; up 12% sequentially Data Storage ~$18M Down 33% sequentially; no capacity investments

Strong Balance Sheet ($ millions) 9/30/13 12/31/12 Cash & Short-term Investments* $573 $579 Accounts Receivable $38 $63 Inventory $58 $60 Fixed Assets, Net $96 $98 Total Assets $909 $937 Long-term Debt (including current portion) $2 $2 Equity $797 $811 Cash balance down $6M from year-end Accounts receivable decreased $25M to $38M (DSO = 34 days) Q3 inventory declined by $2M to $58M *Includes $2.9 million and $2.0 million of restricted cash for 9/30/13 and 12/31/12 respectively. Does not take into effect the acquisition of Synos on 10/1/13.

Challenging Fourth Quarter Outlook Bookings expected to be weak Q4 Revenue in the range of $65-$75M Weak shipment levels in both MOCVD and Data Storage Gross Margins expected to be lower OPEX expected to increase

Market and Business Update

End-Market Trends Still Muted Data Storage: Strong data center growth and some reports that PC units may have “bottomed” Slow absorption of capacity - no capacity buys in Q3 ‘13 Customers making strategic investments to enable areal density growth (HAMR and other next-gen technology) MOCVD/LED: Top customers’ utilization rates stable and high (80-90%+) Some pick-up in LED customer financial results and business confidence BUT customers remain cautious on capacity expansion MBE: Deal funnel is improving for R&D; starting to increase our win rate Wireless market still digesting capacity – unclear when demand returns; orders remain depressed

LED Market Today: Oversupply Scenario Persists LED demand Supply Cellphone Backlight Lighting Phase 1: Outdoor (government subsidy) Phase 2: Industrial Commercial (ROI) Phase 3: Residential (bulb cost) Now Despite lighting market gaining traction, MOCVD shipments remain at historically low levels Chinese subsidy Note: Veeco’s estimate perfectly efficient market

Technology Improvements will Disrupt Supply and Demand Brightness and Cost efficiency Low Power Mid Power High Power Disruptive GaN-on-Si

LED Lighting Market Adoption Is Accelerating



>1000 vendors selling LED lights in China


PHILIPS
LED
ecosmart
40

$10-$15 bulbs in major US retail stores

More cities adopting LED street lighting as ROI < 1yr



Increased customer awareness of LED lighting benefits driving residential adoption, US LED bulb price: 40W ~$10; 60W ~$15

LA saved $10M annually with LED lighting



LED TV penetration reached 80% in 2013; new ultra HD TV 25-30% brighter LEDs and 10-20% more LEDs

18 Innovation. Performance. Brilliant.

Copyright ©2013 Veeco Instruments Inc.

Lighting Market Demand Will End LED Oversupply LED demand Supply Chinese subsidy Cellphone Backlight Lighting Phase 1: Outdoor (government subsidy) Phase 2: Industrial Commercial (ROI) Phase 3: Residential (bulb cost) Now Over capacity cross-over Residential demand pulled-in Global Number of Sockets as of 2013

Veeco Investing to Expand Our Leadership Position 24% 29% 44% 62% 51% 2007 2008 2009 2010 2011 2012 Competitive Advantage: Lowest CoO and Superior Customer Connectivity Note: Estimated comparative market share Veeco and Aixtron only K465i and MaxBright are #1 Selling MOCVD Systems with the Industry’s Highest Productivity Veeco Market Share 63% 9M 2013 Next-Gen

GENxplor MBE Driving Increased R&D Market Share 2013 Product Launched 3 systems booked 2 systems booking First tool shipped System Generating Worldwide Interest for Cutting Edge Research August September November Customer engagements span multiple research fields including: IR detectors, laser diodes, novel HEMTs, graphene, solar, high- temp superconductors, UV LEDs, and thermo electrics October

ALD Growth Opportunity

Veeco ALD: 10x Faster Than Traditional ALD and Scaled With Virtually No Limits A new generation of ALD: Fast deposition Low temperature Large area format Inflection Point for Flexible OLED Production Manufacturing Ramp

Mobile OLED Display Technology Transition Rigid ☐ Unbreakable ☐ Curved ☐ Bendable ☐ Foldable Flexible Product Introductions Have Begun

Huge Growth Wave as Flexible Displays Penetrate Mobile Source: IHS iSuppli research, March 2013, Veeco estimates Mobile Flexible OLED Sales Forecasted to Surge to $5.5B by 2020 ~14% of smartphones will be flexible by 2016 OLED Mobile Handsets Smartphone Flexible OLED Units

Flexible OLED: “Zero-to-Sixty” Market Opportunity Polarizer Encapsulation layers OLED Layers TFT (Plastic) Today: 1 ALD cluster = 15-18M flexible phone displays/year Tomorrow: ~250M flexible OLED phones will be produced in 2016 Veeco estimate flexible OLED mobile shipments / production system throughput & yield Assumes Veeco Wins Multiple ALD Encapsulation Layers at a Key Customer That’s a $200-400M market opportunity

$1B+ Near-Term Growth Opportunities OLED Mobile $200-400M TAM OLED TV and Lighting >$200M TAM Energy Storage >$100M TAM Semiconductor >$200M TAM Solar and Other >$200M TAM Veeco estimates for FAST-ALD TAM 2014 and 2015 Assessing Adjacent Market Opportunities for Product Development FAST-ALD

Go-Forward Plan

Solid Track Record Supports Our Future Strengthened product development capability Established flexible manufacturing approach Built a world class sales and support organization Built a culture around quality and customer satisfaction Built a great team and strong balance sheet Achieved #1 market positions

Operational Strategy Carefully manage expenses Execute manufacturing and supply chain programs to reduce costs of key products Drive operational excellence in all areas of the business

Product and Services Leadership Initiatives Use our new Core R&D group to address adjacent market opportunities Capability that adds more value to our customers Businesses that align with core markets and technology profile LED Lighting with MOCVD Flexible OLED encapsulation with ALD GaN Power Electronics with MOCVD Compound Semiconductor with MBE Funding Product Development to Extend Leadership in: Established New Core R&D Group Extending Services Offerings Prospecting for Acquisitions

Strong growth and Profitability Veeco’s Future State LED lighting (MOCVD) Flexible OLED encapsulation (ALD) Compound semi production and R&D (MBE) GaN Power Electronics (MOCVD) Niche applications like EUV Mask Blanks (IBD) and MEMS (IBE) Global #1 in Exciting Markets: A Services business that contributes substantially to the bottom line Gross Margins >40% World class quality and customer satisfaction

Q&A Session

Non-GAAP Reconciliation

Income Statement 39,006 38,774 39,169 38,841 Diluted 38,402 38,774 38,577 38,841 Basic Weighted average shares outstanding: $ 1.03 $ (0.52) $ 0.30 $ (0.16) (Loss) income 0.13 - 0.10 - Discontinued operations $ 0.90 $ (0.52) $ 0.20 $ (0.16) Continuing operations Diluted: $ 1.04 $ (0.52) $ 0.30 $ (0.16) (Loss) income 0.12 - 0.10 - Discontinued operations $ 0.92 $ (0.52) $ 0.20 $ (0.16) Continuing operations Basic: (Loss) income per common share: $ 39,983 $ (20,178) $ 11,753 $ (6,026) Net (loss) income 4,812 - 4,055 - Income from discontinued operations, net of tax 1,722 - 1,341 - Income tax provision 6,534 - 5,396 - Income from discontinued operations before income taxes Discontinued operations: 35,171 (20,178) 7,698 (6,026) (Loss) income from continuing operations 9,066 (15,575) (59) (3,719) Income tax (benefit) provision 44,237 (35,753) 7,639 (9,745) (Loss) income from continuing operations before income taxes (708) (620) (176) (192) Interest income, net 43,529 (36,373) 7,463 (9,937) Operating (loss) income 132,877 123,873 42,421 40,245 Total operating expenses (626) (141) (737) (493) Other, net 2,077 1,771 2,014 1,240 Restructuring 3,877 2,566 1,477 855 Amortization 72,991 60,600 25,775 18,993 Research and development 54,558 59,077 13,892 19,650 Selling, general and administrative Operating expenses (income): 176,406 87,500 49,884 30,308 Gross profit 232,765 # 171,040 82,831 69,016 Cost of sales $ 409,171 # $ 258,540 $ 132,715 $ 99,324 Net sales 2012 2013 2012 2013 September 30, September 30, Nine months ended Three months ended (Unaudited) (In thousands, except per share data) Condensed Consolidated Statements of Operations Veeco Instruments Inc. and Subsidiaries

Balance Sheet Veeco Instruments Inc. and Subsidiaries Condensed Consolidated Balance Sheets (In thousands) September 30, December 31, 2013 2012 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 247,666 $ 384,557 Short-term investments 322,488 192,234 Restricted cash 2,850 2,017 Accounts receivable, net 37,769 63,169 Inventories, net 57,585 59,807 Prepaid expenses and other current assets 36,864 32,155 Deferred income taxes, current 10,545 10,545 Total current assets 715,767 744,484 Property, plant and equipment at cost, net 95,698 98,302 Goodwill 55,828 55,828 Deferred income taxes 6,072 935 Intangible assets, net 18,407 20,974 Other assets, net 17,341 16,781 Total assets $ 909,113 $ 937,304 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 28,334 $ 26,087 Accrued expenses and other current liabilities 60,283 74,260 Deferred revenue 8,032 9,380 Income taxes payable 974 2,292 Current portion of long-term debt 285 268 Total current liabilities 97,908 112,287 Deferred income taxes 7,110 7,137 Long-term debt 1,922 2,138 Other liabilities 4,894 4,530 Total liabilities 111,834 126,092 Equity 797,279 811,212 Total liabilities and equity $ 909,113 $ 937,304

Reconciliation Veeco Instruments Inc. and Subsidiaries Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Twelve months ended December 31, 2012 2011 Adjusted EBITA Operating income $ 37,212 $ 276,259 Non-GAAP adjustments: Amortization 4,908 4,734 Equity-based compensation 13,854 12,807 Restructuring 3,813 1,288 Asset impairment 1,335 584 Other - 758 Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ 61,122 $ 296,430 Non-GAAP Net Income Net income from continuing operations (GAAP basis) $ 26,529 $ 190,502 Non-GAAP adjustments: Amortization 4,908 4,734 Equity-based compensation 13,854 12,807 Restructuring 3,813 1,288 Loss on extinguishment of debt - 3,349 Asset impairment 1,335 584 Other - 758 Non-cash portion of interest expense - 1,259 Income tax effect of non-GAAP adjustments (8,796) (1) (9,108) (1) Non-GAAP Net income $ 41,643 $ 206,173 Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ 1.07 $ 5.01 Diluted weighted average shares outstanding 39,051 41,155 (1) The Company utilized the with and without method to determine the income tax effect of non-GAAP adjustments. NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States ("GAAP"), and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

Reconciliation

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three months ended September 30, 2013		Three months ended September 30, 2012		Nine months ended September 30, 2013		Nine months ended September 30, 2012	
Adjusted EBITA								
Operating (loss) income	$ (9,937)		$ 7,463		$ (36,373)		$ 43,529	
Non-GAAP adjustments:								
Amortization	855		1,477		2,566		3,877	
Equity-based compensation	2,763		3,265		9,055		10,409	
Restructuring	1,240		2,014		1,771		2,077	
(Loss) earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")	$ (5,079)		$ 14,219		$ (22,981)		$ 59,892	
Non-GAAP Net (Loss) Income								
Net (loss) income from continuing operations (GAAP basis)	$ (6,026)		$ 7,698		$ (20,178)		$ 35,171	
Non-GAAP adjustments:								
Amortization	855		1,477		2,566		3,877	
Equity-based compensation	2,763		3,265		9,055		10,409	
Restructuring	1,240		2,014		1,771		2,077	
Income tax effect of non-GAAP adjustments	(18,832)	(1)	(2,772)	(1)	(21,946)	(1)	(6,400)	(1)
Non-GAAP net (loss) income	$ (20,001)		$ 11,682		$ (28,732)		$ 45,134	
Non-GAAP (loss) earnings per diluted share excluding certain items ("Non-GAAP EPS")	$ (0.51)		$ 0.30		$ (0.74)		$ 1.16	
Diluted weighted average shares outstanding	38,841		39,169		38,774		39,006	

(1) The Company utilized the with and without method to determine the income tax effect of non-GAAP adjustments.

NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States ("GAAP"), and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

38 Innovation. Performance. Brilliant.
Copyright ©2013 Veeco Instruments Inc.
Veeco

Segment

Veeco Instruments Inc. and Subsidiaries
Segment Bookings, Revenues, and Reconciliation
of Operating (Loss) Income to Adjusted (Loss) EBITA
(In thousands)
(Unaudited)

	Three months ended September 30,				Nine months ended September 30,			
	2013		2012		2013		2012	
LED & Solar								
Bookings	$	73,517	$	67,842	$	174,321	$	229,766
Revenues	$	75,001	$	98,905	$	193,241	$	281,257
Operating (loss) income	$	(4,063)	$	5,733	$	(15,674)	$	28,922
Amortization		531		1,154		1,595		2,878
Equity-based compensation		1,016		1,914		3,042		4,016
Restructuring		793		660		1,216		718
Adjusted (loss) EBITA	$	(1,723)	$	9,461	$	(9,821)	$	36,534
Data Storage								
Bookings	$	17,966	$	15,850	$	72,340	$	69,858
Revenues	$	24,323	$	33,810	$	65,299	$	127,914
Operating income (loss)	$	925	$	1,896	$	(136)	$	21,453
Amortization		324		323		971		999
Equity-based compensation		439		763		1,057		1,614
Restructuring		447		1,296		497		1,301
Adjusted EBITA	$	2,135	$	4,278	$	2,389	$	25,367
Unallocated Corporate								
Operating loss	$	(6,607)	$	10	$	(19,943)	$	(6,138)
Interest income, net		(192)	$	(176)		(620)	$	(708)
Equity-based compensation		1,308		588		4,956		4,779
Restructuring		-		58		58		58
Adjusted (loss) EBITA	$	(5,491)	$	480	$	(15,549)	$	(2,009)
Total								
Bookings	$	91,483	$	83,692	$	246,661	$	299,624
Revenues	$	99,324	$	132,715	$	258,540	$	409,171
Operating (loss) income	$	(9,745)	$	7,639	$	(35,753)	$	44,237
Interest income, net		(192)		(176)		(620)		(708)
Amortization		855		1,477		2,566		3,877
Equity-based compensation		2,763		3,265		9,055		10,409
Restructuring		1,240		2,014		1,771		2,077
Adjusted (loss) EBITA	$	(5,079)	$	14,219	$	(22,981)	$	59,892

39 Innovation. Performance. Brilliant.
Copyright ©2013 Veeco Instruments Inc.
Veeco

Q3 2013 Business Update Conference Call